UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 10, 2007

 Power Of The Dream Ventures, Inc.

(Exact name of Registrant as specified in its charter)

DELAWARE	51-0597895	0-52289
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)	(Commission File Number)

1095 Budapest
Soroksari ut 94-96
Hungary

(Address of principal executive offices)
(ZIP Code)

 +36-1-456-6061

Registrant’s telephone number, including area code

Tia V, Inc.
7325 Oswego Road, Suite D
Liverpool, NY, 13090

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

INTRODUCTION

Forward-Looking Statements

This report contains statements that plan for or anticipate the future, called "forward-looking statements." In some cases, you can identify forward- looking statements by terminology such as "may," "will," “should,” “could,” “expects,” "plans," "intends," "anticipates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of those terms and other comparable terminology.

These forward-looking statements include statements about:

•	Our market opportunity;
•	Our strategies;
•	Competition;
•	Expected activities and expenditures as we pursue our business plan; and
•	The adequacy of our available cash resources.

These statements appear in a number of places in this report and include statements regarding our intent, belief or current expectations, those of our directors or officers with respect to, among other things: (i) trends affecting our financial condition or results of operations, (ii) our business and growth strategies, and (iii) our financing plans. Although we believe that the expectations reflected in the forward-looking statement are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

The accompanying information contained in this report, including the information discussed under the headings “Risk Factors,” and “Management’s Discussion and Analysis or Plan of Operations” identify important factors that could adversely affect actual results and performance. All forward-looking statements attributable to us are expressly qualified in their entirety by the cautionary statement appearing above.

We obtained statistical data and certain other industry forecasts used throughout this report from market research, publicly available information and industry publications. Industry publications generally state that they obtain their information from sources that they believe to be reliable, but they do not guarantee the accuracy and completeness of the information. Similarly, while we believe that the statistical and industry data and forecasts and market research used herein are reliable, we have not independently verified such data. We have not sought the consent of the sources to refer to their reports or articles in this report.

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 10, 2007 we executed, delivered and consummated a Securities Exchange Agreement (the “Securities Exchange Agreement”) by and among ourselves, Mary Passalaqua, Vidatech, Kft (also know as Vidatech Technological Research and Development LLC) and all of the equity holders of Vidatech (the Vidatech Equity Holders”) who are signatories to the Securities Exchange Agreement. Mrs. Passalaqua was, until April 10, 2007, our sole officer, director and shareholder.

Pursuant to the terms of the Securities Exchange Agreement we acquired all of the outstanding equity interest in and to Vidatech from the Vidatech Equity Holders in exchange for an aggregate of 33,300,000 shares of our common stock (the “Share Exchange”). For a description of the Share Exchange, and the material agreements entered into in connection therewith, please see “Closing of the Share Exchange” in Item 2.01 of this Current Report, which discussion is incorporated herein by reference.

Vidatech is a development stage Hungarian limited liability company focused on the acquisition, and development of intellectual property and technologies in Hungary for commercialization in international markets. Vidatech seeks to acquire rights to and interests in intellectual property and technologies through a variety of methods including, but not limited to, the direct investment in entities owning or developing the intellectual property, licensing of the intellectual property or technology, or a joint venture arrangement to mutually develop and commercialize the intellectual property or technologies. Please refer to “Item 2.01 Completion of Acquisition or Disposition of Assets-Plan of Operations.”

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

THE COMPANY

We were incorporated in the State of Delaware on August 17, 2006 under the name Tia V, Inc. We were formed as a vehicle to identify, evaluate and complete a business combination with an operating company. We are a reporting company under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and is current in its reporting under the Exchange Act. Since inception, and prior to our acquisition of Vidatech, we were engaged solely in organizational efforts and obtaining initial financing.

Our operations, on a going forward basis, will be conducted through our wholly-owned subsidiary Vidatech. Except as otherwise indicated by the context, references in this document to “Power of the Dream,” “Company,” “we,” “us,” or “our” are references are to such combined operations. All references to “$” are to the legal currency of the United States.

THE ACQUISITION OF VIDATECH

On April 10, 2007 we completed our acquisition of Vidatech, Kft. (also know as Vidatech Technological Research and Development LLC) a limited liability company formed under the laws of the Republic of Hungary. Vidatech is a company formed for the purpose of investing in, acquiring, developing, licensing, and commercializing technologies developed in Hungary. In furtherance of its business, Vidatech provides research and development services to the companies from who it acquires technologies or participation interests in such technologies. At December 31, 2006 Vidatech was primarily focused on organizational and capital raising activities. To date, it has had only limited operations. Please refer to “Plan of Operations.”

CLOSING OF THE SHARE EXCHANGE

We entered into and consummated the Securities Exchange Agreement on April 10, 2007. Under the terms of the Exchange Agreement, we acquired all the outstanding equity interests of Vidatech in exchange for 33,300,000 shares of our common stock, and thereby as a wholly-owned subsidiary. Our certificate of incorporation and by-laws will continue to be those of the parent holding company, and the articles of Vidatech will continue to be those of the subsidiary. We will be governed by the corporate law of the State of Delaware, and our wholly-owned subsidiary, Vidatech, will be governed by the corporate law of the Republic of Hungary.

Prior to the Share Exchange, we were a shell company with nominal assets and operations. Our sole business purpose was to identify, evaluate and complete a business combination with an operating company. We are a reporting company under Section 12(g) of the Securities Exchange Act of 1934, as amended (“Exchange Act”) and we are current in our reporting under the Exchange Act.

Each of our shares issued in the exchange to the former equity-holders of Vidatech is restricted stock, and the holder thereof may not sell, transfer or otherwise dispose of such shares without registration under the Securities Act of 1933, as amended (the “Securities Act”) or an available exemption therefrom. No registration statement covering these securities has been filed with the Securities and Exchange Commission (the “SEC”) or with any state securities commission.

The Exchange Agreement provides that the equity-holders of Vidatech immediately before the Share Exchange will have piggy-back registration rights. There can be no assurance that the shares of our common stock held by such persons will become registered under the Securities Act.

Upon execution of the Exchange Agreement, Mr. Victor Rozsnyay was appointed as our sole director and as our president and Mr. Daniel Kun, Jr. was appointed as our directors treasurer, chief financial officer and as secretary . Mrs. Mary Passalaqua, our sole officer, director, and shareholder before the Share Exchange submitted her resignation letter resigning from all executive offices, effective immediately, and from her position as a director that will become effective after satisfaction of the requirements of Section 14f-1 of the Exchange Act. The officers and directors will be those persons indicated in Section 5.02 hereof.

We may seek to have our common stock quoted for trading on the OTCBB or another exchange. There can be no assurance as to if and when the shares of common stock will become quoted on NASDAQ or if the common stock will continue to be traded on the OTC BB and, even if the shares of common stock are quoted or traded on either medium, there can be no assurance that an active trading market will develop for such shares.

Since the former shareholders of Vidatech own approximately 93 % of our issued and outstanding shares of common stock, the former equity-holders of Vidatech have control over our corporate affairs and operations. As a result, Vidatech is deemed to have been the acquiring company in the Share Exchange for accounting purposes, the Share Exchange transaction is treated as a reverse acquisition with Vidatech as the acquirer and us as the acquired party. When we refer in this Form 8-K to business and financial information for periods prior to the consummation of the reverse acquisition, we are referring to the business and financial information of Vidatech on a consolidated basis unless the context suggests otherwise.

RISK FACTORS

You should carefully consider the risks described below, in conjunction with other information and our consolidated financial statements and related notes included elsewhere in this Form 8-K, before making an investment decision. You should pay particular attention to the fact that we conduct substantially all of our operations in the Republic of Hungary and are governed by a legal and regulatory environment that in some respects differ significantly from the environment that may prevail in other countries that you may be familiar with. The most significant risks and uncertainties which we face are described below; if any of the following risks actually occur, our business, financial condition, or results or operations could be materially adversely affected.

We have a limited operating history which makes your evaluation of our business difficult. We have incurred losses in recent periods for start-up efforts and may incur losses in the future.

We were recently organized and only recently completed our acquisition of Vidatech, which itself has had limited operations. Our future is dependent upon our ability to obtain financing and upon future profitable operations from the commercial exploitation of the technologies which we invest in, acquire or license. These factors raise substantial doubt that we will be able to continue as a going concern.

There are risks associated with our proposed operations in Hungary.

Special risks may be associated with our efforts to undertake operations in the Republic of Hungary. Such operations will be subject to political, economic and other uncertainties, including among other things, import, export and transportation regulations, tariffs, taxation policy, including royalty and tax increases and retroactive tax claims, exchange controls, currency fluctuations and other uncertainties arising out of the Republic of Hungary’s sovereignty over our operations.

We expect to operate in a highly competitive market; we may face competition from large, well-established companies with significant resources, and against which we may not be able to compete effectively.

Our commercial success will depend on our ability and the ability of our sublicensees, if any, to compete effectively in product development, customer compliance, price, marketing and distribution. There can be no assurance that competitors will not succeed in developing products that are more effective than any products derived from our research and development efforts or that would render such products obsolete and non-competitive.

The technology sector is characterized by intense competition, rapid product development and technological change. Most of the competition that we encounter will come from companies, research institutions and universities who are researching and developing technologies and products similar to or competitive with any we may develop.

These companies may enjoy numerous competitive advantages, including:

- significantly greater name recognition;
- established distribution networks;
- additional lines of products, and the ability to offer rebates, higher discounts or incentives to gain a competitive advantage;
- greater experience in conducting research and development, manufacturing, obtaining regulatory approval for products, and marketing approved products; and
- greater financial and human resources for product development, sales and marketing, and patent litigation.

As a result, we may not be able to compete effectively against these companies or their products.

There is no trading market for our common stock

There is currently no trading market for our common stock and such a market may not develop or be sustained. If a trading market for our common stock were to be established, the market price of our common stock may be significantly affected by factors such as actual or anticipated fluctuations in our operation results, general market conditions and other factors. In addition, the stock market has from time to time experienced significant price and volume fluctuations that have particularly affected the market prices for the shares of developmental stage companies, which may materially adversely affect the market price of our common stock as well as your ability to resell the shares that you may have acquired.

Our management team does not have extensive experience in public company matters, which could impair our ability to comply with legal and regulatory requirements.

Our management team has had limited U.S. public company management experience or responsibilities, which could impair our ability to comply with legal and regulatory requirements, such as the Sarbanes-Oxley Act of 2002 and applicable federal securities laws including filing on a timely basis required reports and other required information. Our management may not be able to implement and affect programs and policies in an effective and timely manner that adequately respond to increased legal or regulatory compliance and reporting requirements imposed by such laws and regulations. Our failure to comply with such laws and regulations could lead to the imposition of fines and penalties and further result in the deterioration of our business.

Our management own a controlling interest in the company and will be able to control management decisions thereby limiting the ability of the public shareholders to influence the corporate direction and affairs.

The management persons hold approximately 25,680,000 shares, representing approximately 71 % of the issued and outstanding shares. As such, they have the ability to exert control over our business affairs, including the ability to delay or prevent a change in our corporate control even if our other stockholders wanted it to occur. These stockholders will be able to exercise significant control over all matters requiring stockholder approval, including the election of directors and approval of significant corporate transactions. This could delay or prevent an outside party from acquiring or merging with us even if our other stockholders wanted it to occur.

Our common stock is a "penny stock," and because "penny stock” rules will apply, you may find it difficult to sell the shares of our common stock you acquired in this offering.

Our common stock is a “penny stock” as that term is defined under Rule 3a51-1 of the Securities Exchange Act of 1934. Generally, a "penny stock" is a common stock that is not listed on a securities exchange and trades for less than $5.00 a share. Prices often are not available to buyers and sellers and the market may be very limited. Penny stocks in start-up companies are among the riskiest equity investments. Broker-dealers who sell penny stocks must provide purchasers of these stocks with a standardized risk-disclosure document prepared by the U.S. Securities & Exchange Commission. The document provides information about penny stocks and the nature and level of risks involved in investing in the penny stock market. A broker must also give a purchaser, orally or in writing, bid and offer quotations and information regarding broker and salesperson compensation, make a written determination that the penny stock is a suitable investment for the purchaser, and obtain the purchaser's written agreement to the purchase. Many brokers choose not to participate in penny stock transactions. Because of the penny stock rules, there is less trading activity in penny stocks and you are likely to have difficulty selling your shares.

Our compliance with changing laws and rules regarding corporate governance and public disclosure may result in additional expenses to us which, in turn, may adversely affect our ability to continue our operations.

Keeping abreast of, and in compliance with, changing laws, regulations and standards relating to corporate governance and public disclosure, including the Sarbanes-Oxley Act of 2002, new SEC regulations and, in the event we are ever approved for listing on either NASDAQ or a registered exchange, NASDAQ and stock exchange rules, will require an increased amount of management attention and external resources. We intend to continue to invest all reasonably necessary resources to comply with evolving standards, which may result in increased general and administrative expenses and a diversion of management time and attention from revenue-generating activities to compliance activities. This could have an adverse impact on our ongoing operations.

If we do not obtain additional financing, we will need to curtail our technology acquisition and development activities and our business may fail, in which case you may lose your investment.

Our current operating funds are not sufficient to cover current research and development needs, as well as anticipated operating overheads, professional fees and regulatory filing fees over the next twelve months. In addition, our business plan calls for significant expenses in connection with the acquisition of additional technologies. Therefore, we will need to obtain additional financing in order to complete our full business plan.

We currently do not have any arrangements for financing and we may not be able to obtain financing when required. Obtaining additional financing would be subject to a number of factors many of which are beyond our control. These factors may make the timing, amount, terms or conditions of additional financing unavailable to us.

Enforceability Of Civil Liabilities Against Foreign Persons

We are a company incorporated under the laws of Delaware but because we are a company headquartered in Hungary our investors may have difficulty enforcing civil liabilities under the U.S. federal securities laws against our officers and directors, especially because some of our directors and officers reside in Hungary. Because some of our assets are located outside the U.S., it may be difficult for an investor to sue, for any reason, us or any of our directors or officers through U.S. jurisdictions. If an investor was able to obtain a judgment against us or any of our directors or officers in a U.S. court based on U.S. securities laws or other reasons, it may be difficult to enforce such judgment in Hungary. We are uncertain as to the enforceability, in original actions in Hungarian courts, of liability based upon the U.S. federal securities laws and as to the enforceability in Hungarian courts of judgments of U.S. courts obtained in actions based upon the civil liability provisions of the U.S. federal securities laws.

 PLAN OF OPERATIONS

The following discussion of our financial condition and results of operations should be read in conjunction with the Financial Statements and Notes to those financial statements included in this Report and in our Form 10QSB for the period ended December 31, 2006. This discussion contains forward-looking statements that involve risks and uncertainties. Our actual results may differ materially from those anticipated in these forward-looking statements as a result of various factors, including but not limited to, those discussed under “Risk Factors” and elsewhere in this report.

Overview

We were incorporated in Delaware on August 17, 2006 under the name Tia V, Inc. Since inception, and prior to our acquisition of Vidatech on April 19, 2007, we were engaged solely in organizational efforts and obtaining initial financing. Our sole business purpose was to to identify, evaluate and complete a business combination with an operating company.

On April 10, 2007 we completed our acquisition of Vidatech, Kft (also know as Vidatech Technological Research and Development LLC) a limited liability company formed under the laws of the Republic of Hungary. Vidatech is a company formed for the purpose of investing in, acquiring, developing, licensing, and commercializing technologies developed in Hungary. In furtherance of its business, Vidatech provides research and development services to the companies from who it acquires technologies or participation interests in such technologies. At December 31, 2006 Vidatech was primarily focused on organizational and capital raising activities. To date, it has had only limited operations.

Capital Resources and Liquidity

The following table sets forth our approximate anticipated capital needs, subject to available financing, over the next twelve months:

Salaries	320,000
Operating Expenses	650,000
Incubator House Facilites	850,000
Transportation	250,000
Equipment	100,000
Investment/Acquisition of Technologies	5,500,000
Reserves	500,000
TOTAL:	8,170,000

To date all of our funding has been generated from sale of equity and loans from our officers and directors. During the next twelve months we anticipate that we will have sufficient funds to proceed only with basic administrative operations; we do not have sufficient funds to continue investing in the diverse number of technologies available to us and to fully implement our business plan. If we do not obtain the funds necessary for us to continue our business activities we may need to curtail or cease our operations until such time as we have sufficient funds.

We currently have no arrangements for such financings and can give you no assurance that such financings will be available to us on terms that we deem acceptable or at all. We believe that once we become a “reporting” company, our ability to raise funds will be enhanced but this in itself will not guarantee that we will in fact be able to raise the capital required to implement our business strategy fully.

Critical Accounting Policies

Note 2 to the 2006 audited financial statements summarizes our significant accounting policies. Implicit in the preparation of financial statements is the fact that materially different amounts could be recorded if the estimates and judgments used in preparing the financial statements change or if the actual results differ from these estimates and judgments. Critical accounting policies are those that may have a material impact on our financial statements and also require management to exercise significant judgment due to a high degree of uncertainty at the time the estimate is made. We consider the following to be its most critical accounting policies and estimates that involve the judgment for the preparation of our financial statements.

Asset Impairments

We assess the impairment of property and equipment each year and when circumstances arise where it becomes apparent that the carrying value may not be recoverable.

Recent Accounting Pronouncements

In September 2006, the FASB issued SFAS 157, Fair Value Measurement. The new standard applies whenever other standards require or permit assets or liabilities to be measured at fair value. This Statement defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company does not believe that the adoption of SFAS 157 will have a material impact on its financial position, results of operation or cash flows.

In July 2006, the FASB issued Interpretation (FIN) No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109, which clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements in accordance with SFAS No. 109. FIN No. 48 prescribes a recognition threshold and measurement attribute for financial statement disclosure of tax positions taken or expected to be taken on a tax return. FIN No. 48 is effective for the Company beginning in January 1, 2007. The Company does not believe that the adoption of FIN No. 48 will have a material impact on its financial position, results of operation or cash flows.

In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections. This statement applies to all voluntary changes in accounting principle and to changes required by an accounting pronouncement if the pronouncement does not include specific transition provisions, and it changes the requirements for accounting for and reporting them. Unless it is impractical, the statement requires retrospective application of the changes to prior periods' financial statements. This statement is effective for accounting changes and correction of errors made in fiscal years beginning after December 15, 2005.

In December 2004, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 123 (revised 2004), Share-Based Payment (“Statement 123(R)”), a revision of FASB Statement No. 123, Accounting for Stock-Based Compensation. Statement 123(R) supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees, and amends FASB Statement No. 95, Statement of Cash Flows. Statement 123(R), which we expect to adopt in the first quarter of 2006, is generally similar to Statement 123; however, it will require all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values. Thus, pro forma disclosure will no longer be an alternative to financial statement recognition. We do not believe the adoption of Statement 123(R) will have a material impact on our results of operations or financial position.

Description of our Business and Properties

Through Vidatech, we aim to provide pro-active support for idea, research, start-up and expansion-stage technology companies having rights to technologies or intellectual properties which we believe to be commercially viable, by offering a range of services designed to encourage and protect the continuing development and eventual commercialization of those technologies.

Our focus will be on technology companies based in the Republic of Hungary. We believe that the availability of technologies for purchase or license coupled with the lack of investment capital for such technologies in Hungary present us with an opportunity to acquire technologies on terms which we deem advantageous. We will concentrate initially on idea, research, seed, start-up, early stage- and expansion stage technology companies that are in need of a relatively small to mid level investment capital in order to further their technologies.

Our strategy is to acquire technologies through, among other things, direct investment in start-up and expansion stage technology companies; cooperative research and development agreements with such companies; direct licensing agreements; and joint venture arrangements.
.
We also intend to provide services to assist in:

•	The design of, research of, building of and testing of prototypes;
•	interfacing with Hungarian patent attorneys;
•	business structuring;
•	securing financing;
•	the exposure of the technology to international markets; and
•	the commercialization and/or sale of the subject technology.

We expect to obtain a sixty percent (60%) participation interest in any given transaction involving idea-, research, seed, start-up, early stage, technologies. We will attempt to obtain and retain exclusive rights to invest in the given technology or company through its life cycle.

For expansion stage technologies, in companies that are already in operation with a proven product(s), revenues and a good management team, case specific terms will be negotiated. Since we expect the acquisition costs in such cases to be substantially higher, we will seek to propose a similar enquiry participation structure. However, ultimately the deciding factors will include our assessment of the amount required to acquire our interest, the capital required to commercialize the technology, possible market size, present market penetration and achievable market penetration, superiority of product and management team and visible exit avenues.

Acquisition Criteria

We currently have rights to one technology and expect to acquire rights in and to additional technologies. The evaluation and identification of technology acquisition will be done using the following characteristics:

Nature of the Technology

One of the most important factors is the quality of the technology being offered. It is essential that the technology presented be international market capable, patentable (or be already patented) and at least a laboratory scale prototype be available or could easily be built. Presented innovation must be commercially viable and readily built with commercially available components.

Management and Development Team

Our assessment of the management team, in those instances when one exists, is the second most important factor when evaluating whether to acquire a participation interest in a technology.

The Potential Market

In evaluating technologies for acquisition, we intend to pursue those opportunities that can demonstrate a significant international market potential.

Flexibility of the technology

The rapid development of technologies in today’s markets makes it increasingly difficult to predict market affects on any particular technology. Therefore, we will focus on technologies that we believe can better sustain and survive market and technological changes. In this respect we will seek to acquire technologies which can not be readily replicated or circumvented and which have a level of proprietary protection.

Current Technology

The TothTelescope

Pursuant to an exclusive distributorship agreement dated June 15, 2006 by and between Vidatech and TOTH Attila, an individual residing at 1237 Budapest, Nyír u. 30. 1/12., Hungary, Vidatech obtained the exclusive worldwide distribution rights to the TothTelescope. The Agreement covers all methods and extents of utilization of the TothTelescope and underlying technology for an initial of one year commencing on June 15, 2006. Vidatech is entitled to receive sixty (60%) of the revenues generated from the utilization of the technology.

A TothTelescope is an ultra-small, portable, yet high magnification monocular telescope that is equally suitable for microscopic, terrestrial and astronomical observations. Usable magnification ranges from 16x to 250x, with optional accessories 500x magnification is achievable. Because of its compact size and portability it can be used for a number of strategic applications such as military reconnaissance, wildlife observations from great distance, emergency observations, closed circuit security at great distance and common every day tasks such as microscopy of up to 500x magnification, digital photography, bird spotting, hunting or even star gazing.

The TothTelescope will also be available in infrared versions, a binocular version and a super high resolution version (expected to be available within 3 years).

The TothTelescope became available directly through the official e-commerce enabled company website on September 1st, 2007 for $1199 retail or from $800 to $1,000 for distributors, depending on order size.

MANAGEMENT

The following table and text set forth the names and ages of all directors and executive officers of the Company as of the date of this report. The Board of Directors is comprised of only one class. All of the directors will serve until the next annual meeting of shareholders and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. Executive officers serve at the discretion of the Board of Directors, and are appointed to serve by the Board of Directors. Also provided herein are brief descriptions of the business experience of each director and executive officer during the past five years and an indication of directorships held by each director in other companies subject to the reporting requirements under the Federal securities laws.

Name	Age	Position	Held Position Since
Viktor Rozsnyay	36	Director, President and Chief Executive Officer	April 10, 2007 (1)
Daniel Kun	33	Secretary, Treasurer and Chief Financial Officer	April 10, 2007 (1)

(1) Mary Passalaqua resigned as our President and Director effective as of April 10, 2007.

Business Experience and Educational Background

The following represents a summary of the business history of each of the named individuals for the last five years:

Victor Rozsnyay

From April of 2006 to present, Mr. Rozsnyay has been a Founder and Manager of Vidatech Kft., a Hungarian company focused on the acquisition of technologies developed in Hungary; Vidatech is now our wholly owned Hungarian subsidiary. From 2001 to 2004, he was the Founder and Chief Operating Officer of 10Charge, Inc., an ISSO R&D spin-off company formed to commercialize 10 minute battery charging technology, a product Mr. Rozsnyay and his former partners invented and patented. Prior thereto, Mr. Rozsnyay was the Founder and Managing Director of ISSO R&D Kft., an aerospace research company based in the Republic of Hungary, pursuing advanced aerospace propulsion research.

Daniel Kun, Jr.

In April of 2006 Mr. Kun co-founded and has acted as the Managing Director of Vidatech Kft., now our wholly owned Hungarian subsidiary. From 1996 to 2006 Mr. Kun has been (and continues to be) a part owner and Chief Operating Officer of Lira Kft., a Hungarian company involved in building engineering and heating installations throughout Hungary. The company is also involved in real estate development.

All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. There are no agreements with respect to the election of directors. We do not compensate our directors for service on the board of directors or any committee thereof. As of the date hereof, no director has accrued any expenses or compensation. Officers are appointed annually by the board of directors and each executive officer serves at the discretion of the board of directors. We do not have any standing committees at this time.

Family Relationships

There are no family relationships among any of our directors, executive officers and other key personnel.

Involvement in Certain Legal Proceedings

During the past five years none of our directors, executive offices, promoters or control persons was:

•
the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•
subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

•	found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

Directors

Our Board of directors consists of one(1) member. Directors serve for a term of one year and stand for election at our annual meeting of shareholders. Pursuant to our Bylaws, any vacancy occurring in the Board of directors, including a vacancy created by an increase in the number of directors, may be filled by the shareholders or by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of directors. A director elected to fill a vacancy shall hold office only until the next election of directors by the shareholders. If there are no remaining directors, the vacancy shall be filled by the shareholders.

At a meeting of shareholders, any director or the entire Board of directors may be removed, with or without cause, provided the notice of the meeting states that one of the purposes of the meeting is the removal of the director. A director may be removed only if the number of votes cast to remove him exceeds the number of votes cast against removal.

Committees

Our company currently does not have nominating, compensation or audit committees or committees performing similar functions nor does our company have a written nominating, compensation or audit committee charter. Our board of directors does not believe that it is necessary to have such committees because it believes that the functions of such committees can be adequately performed by the board of directors.

Audit Committee Financial Expert

Our board of directors has determined that we do not have a board member that qualifies as an "audit committee financial expert" as defined in Item 401(e) of Regulation S-B, nor do we have a board member that qualifies as "independent" as the term is used in Item 7(d)(3)(iv)(B) of Schedule 14A under the Securities Exchange Act of 1934, as amended, and as defined by Rule 4200(a)(14) of the NASD Rules.

We believe that our board of directors is capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. The board of directors of our company does not believe that it is necessary to have an audit committee because management believes that the functions of an audit committee can be adequately performed by the board of directors. In addition, we believe that retaining an independent director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted given the stage of our development and the fact that we have not generated any positive cash flows from operations to date.

Compensation of Directors

We have no formal plan for compensating our directors for their service in their capacity as directors, although such directors are expected in the future to receive stock options to purchase common shares as awarded by our board of directors or (as to future stock options) a compensation committee which may be established. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director. No director received and/or accrued any compensation for their services as a director, including committee participation and/or special assignments.

Advisory Board

The following persons have been appointed to our advisor board to provide us with technical and business advice as required:

Jozsef Cziegler.  Mr. Cziegler is the CEO of Schwarzmuller Hungary, a German owned multi national truck trailer manufacturer. Mr. Cziegler graduated with a foreign trade degree. At first he was responsible for the exports of Hungarian made cars/buses. 17 years ago he founded Schwarzmuller Hungary to manufacture truck trailers. In 2006 the company reported sales of 3000 trailers with revenues in access of USD 125 million. His company employs 450 people Mr. Cziegler has over 30 years of multi-national business experience.

Joseph Brumbauer.  Mr. Brumbauer is the former CEO and Chairman of the Board of Ikarus, Hungary’s premier bus manufacturer. Ikarus exported buses to all former soviet block and western countries throughout the world. Mr. Brumbauer was CEO of Ikarus for 5 years from 1998-2003. In this capacity he negotiated sales with presidents of a number of countries. In 2003 he left Ikarus to become the CEO of BPW Hungary, a German owned truck axle manufacturer. Today BPW Hungary employs over 900 people and has annual revenues of USD 220 million.

Gene Guhne.  Mr. Guhne is the Vice President of Ultimate Software, Inc. (NASDAQ: ULTI). Mr. Guhne has served as Vice President, Sales, since November 1999 for Ultimate Software. From February 1998 to November 1999, Mr. Guhne served as Director of Sales, Mid-Atlantic Division. Prior to joining the Company, from 1992 to 1998, Mr. Guhne was the President of The Ultimate Software Group of the Carolinas, Inc. and the Vice President of The Ultimate Group of Virginia, Inc., a reseller of the Company which was acquired by the Company in March 1998. From 1987 to 1992, Mr. Guhne served in various positions at ADP, where his most recent position was Director of Sales.

We currently do not have any written agreements with any of the members of our advisory board.

EXECUTIVE COMPENSATION

The following table summarizes the compensation of our President (Principal Executive Officer) and other officers and directors who received compensation during the period from to (inception) to December 31, 2006 and from January 1, 2007 through March 31, 2007:

SUMMARY COMPENSATION TABLE
Name and principal position	Year 12/31	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Viktor Rozsnyay President and CEO(1)	2006 2007	0 0	0 0	0 0	0 0	0 0	0 0	0 0	0 0
Daniel Kun Secretary, Treasurer And Chief Financial Officer (2)	2006 2007	0 0	0 0	0 0	0 0	0 0	0 0	0 0	0 0
Mary Passalaqua(3)	2006 2007	0 0	0 0	0 0	0 0	0 0	0 0	0 $250,000	0 $250,000

1. Effective April 10 2007.
2. Mrs. Passalaqua resigned as an officer and director on April 10, 2007. In connection with the separation agreement between ourselves and Mrs. Passalaqua we agreed to pay Mrs. Passalaqua $250,000 by delivery of a promissory note in such amount due and payable on April 5, 2008.

Employment Contracts and Termination of Employment

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

Options/SAR Grants Table

We do not have any stock options outstanding. No stock options or stock appreciation rights under any stock incentive plans were granted to our directors and officers since our inception.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

Change in Control Arrangements

We are not aware of any arrangements, understandings or agreements that may result in a change of control.

MARKET FOR COMMON EQUITY AND RELATED SHAREHOLDER MATTERS

Trading Market

There currently exists no public trading market for our common stock, and we cannot assure you that such a market will develop in the future. In the absence of an active public trading market, an investor may not be able to liquidate his investment without considerable delay, if at all. If a market does develop, the price for our securities may be highly volatile and may bear no relationship to our actual financial condition or results of operation.

 We have no agreement with any broker or dealer to act as a market maker for our securities and there is no assurance that we will be successful in obtaining any market makers. The lack of a market maker for our securities could adversely influence the market for and price of our securities, as well as your ability to dispose of, or to obtain accurate quotations as to the price of, our securities.

Sale of Restricted Shares

Certain shares of our outstanding common stock were issued and sold by us in private transactions in reliance upon exemptions from registration under the Securities Act and have not been registered for resale. Additional shares may be issued pursuant to outstanding warrants and options. Except for two persons all of our investors are non US Persons as that term is defined in Regulation S as promulgated pursuant to the Securities Act of 1933. Such shares may be sold only pursuant to an effective registration statement filed by us or an applicable exemption, including the exemption contained in Rule 144 promulgated under the Securities Act.

In general, under Rule 144 as currently in effect, a stockholder, including one of our affiliates, may sell shares of common stock after at least one year has elapsed since such shares were acquired from us or our affiliate. The number of shares of common stock which may be sold within any three-month period is limited to the greater of: (i) one percent of our then outstanding common stock, or (ii) the average weekly trading volume in our common stock during the four calendar weeks preceding the date on which notice of such sale was filed under Rule 144. Certain other requirements of Rule 144 concerning availability of public information, manner of sale and notice of sale must also be satisfied. In addition, a stockholder who is not our affiliate, who has not been our affiliate for 90 days prior to the sale, and who has beneficially owned shares acquired from us or our affiliate for over two years may resell the shares of common stock without compliance with many of the foregoing requirements under Rule 144.

At April 10, 2007 we had 35,800,000 shares issued and outstanding. All of the issued and outstanding shares are deemed “restricted securities” within the meaning of Rule 144. As of the date of this report, our officers, directors and affiliates own an aggregate of 25,680,000 shares or approximately 71% of our issued and outstanding shares.

Pursuant to Rule 144, if any of our shareholders (including our affiliates) have held their restricted shares for more than one year, and assuming compliance with the requirements of Rule 144, each such shareholder may sell, together with all sales of restricted and other securities of the same class for the account of the same person within the preceding three months, up to a maximum of one percent of our issued and outstanding shares. If any of our shareholders are acting in concert as a group, then all restricted securities that they sell will be combined in determining whether they have exceeded the maximum amount that could be sold.

All shares owned by affiliates will continue to be subject to the resale limitations imposed by Rule 144 for so long as such persons remain an affiliate. Three months after they cease being an affiliate, sales may be made, after the lapse of a two year period from the issue date, without limitations under Rule 144.

Penny Stock

Our common stock is considered a “penny stock” under the rules the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934. The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks. Penny stocks are generally equity securities with a price of less than $5.00, other than securities registered on certain national securities exchanges or quoted on the NASDAQ Stock Market system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or quotation system. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock, to deliver a standardized risk disclosure document prepared by the Commission, that:

•	contains a description of the nature and level of risk in the market for penny stocks in both public offerings and secondary trading;

•
contains a description of the broker's or dealer's duties to the customer and of the rights and remedies available to the customer with respect to a violation to such duties or other requirements of Securities' laws; contains a brief, clear, narrative description of a dealer market, including bid and ask prices for penny stocks and the significance of the spread between the bid and ask price;

•	contains a toll-free telephone number for inquiries on disciplinary actions;

•	defines significant terms in the disclosure document or in the conduct of trading in penny stocks; and

•	contains such other information and is in such form, including language, type, size and format, as the Commission shall require by rule or regulation.

The broker-dealer also must provide, prior to effecting any transaction in a penny stock, the customer with:

•	bid and offer quotations for the penny stock;
•	the compensation of the broker-dealer and its salesperson in the transaction;
•	the number of shares to which such bid and ask prices apply, or other comparable information relating to the depth and liquidity of the market for such stock; and
•	monthly account statements showing the market value of each penny stock held in the customer's account.

In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from those rules; the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written acknowledgement of the receipt of a risk disclosure statement, a written agreement to transactions involving penny stocks, and a signed and dated copy of a written suitably statement.

These disclosure requirements may have the effect of reducing the trading activity in the secondary market for our stock.

 Holders

As of April 10, 2007, we had approximately 26 registered holders of our common stock. The number of record holders was determined from the records of our transfer agent and does not include beneficial owners of common stock whose shares are held in the names of various security brokers, dealers, and registered clearing agencies.

Transfer Agent

The transfer agent of our common stock is Fidelity Transfer Company, 1800 S. West Temple, Ste 301, Salt Lake City, UT 84115 Phone: 801-484-7222 Fax: 801-466-4122

Dividend Policy

We have never declared or paid cash dividends on our capital stock and do not anticipate paying any cash dividends in the foreseeable future, but intend to retain our capital resources for reinvestment in our business. Any future determination to pay cash dividends will be at the discretion of the Board of Directors and will be dependent upon our financial condition, results of operations, capital requirements and other factors as the board of directors deems relevant. Our board of directors has the right to authorize the issuance of preferred stock, without further stockholder approval, the holders of which may have preferences over the holders of the common stock as to payment of dividends.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

As of April 10, 2006, the beneficial ownership of common stock of each person known to us who owns more than 5% of our issued and outstanding common stock and of our directors and executive officers is as follows:

Name and Address(1)	Position with Us	No. of Shares Owned	Approximate Percentage of Issued and Outstanding(2)
Victor Rozsnyay(3)	President and Director	11,900,000	33%
Daniel Kun, Jr.(4)	Secretary	13,780,000	38%
Mary Passalaqua(5) 7325 Oswego Road, Suite D Liverpool, NY, 13090		2,500,000	7%
Daniel Kun, Sr.(6) 1037 Budapest Perényi utca 16/b. Hungary		1,800,000	5%
Officers and Directors as
A Group (2 persons)		25,680,000	71%

 * Less than 0.01%
(1)	Unless otherwise indicated all addresses are care of our offices at 1095 Budapest, Soroksari ut 94-96, Hungary.
(2)	For purposes of this table “outstanding shares” refers to and includes the 35,800,000 shares issued and outstanding as of April 10, 2007.
(3)	Mr. Rozsnyay’s mother and sister each own 500,000 shares of our stock, as to which shares Mr. Kun disclaims any beneficial ownership.
(4)	Mr. Kun’s father, Daniel Kun, Sr., owns 1,800,000 shares of our stock, as to which shares Mr. Kun disclaims any beneficial ownership.
(5)	Until April 10, 2007, Mrs. Passalaqua was our sole officer, director and shareholder.
(6)	Mr. Kun’s son, Daniel Kun, Jr., owns 13,780,000 shares of our stock, as to which shares Mr. Kun disclaims any beneficial ownership.

As of the date of this report, we did not have any compensation plans (including compensation arrangements) under which our equity securities are authorized for issuance.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On April 10, 2007 we executed and delivered a separation and release agreement dated April 6, 2007 with Mary Passalaqua (our former President and, prior to April 10, 2007, our sole director and shareholder), pursuant to which Mrs. Passalaqua resignation as our sole director and officer became effective as of April 10, 2007 and we delivered to Mrs. Passalaqua a promissory note in the amount of $250,000 payable on April 5, 2008.

DESCRIPTION OF OUR CAPITAL STOCK

Our authorized capital stock consists of 250,000,000 shares of common stock, par value $.0001 per share, and 10,000,000 shares of preferred stock, which preferred stock can be issued in such classes and series, and with such rights and preferences, as may hereafter be determined by our Board of Directors. As of April 10, 2007, we had 35,800,000 shares of common stock outstanding and no shares of preferred stock outstanding.

Common Stock

Holders of our common stock are entitled to one vote for each share held on all matters submitted to a vote of shareholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of our common stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of our common stock are entitled to receive dividends ratably, if any, as may be declared from time to time by our Board of Directors out of funds legally available therefore. Upon our liquidation, dissolution or winding up, the holders of our common stock are entitled to receive ratably, our net assets available after the payment of all liabilities.

Holders of our common stock have no preemptive, subscription, redemption or conversion rights, and there are no redemption or sinking fund provisions applicable to the common stock. The outstanding shares of our common stock are, and the shares offered in this offering will be, when issued and paid for, duly authorized, validly issued, fully paid and non-assessable.

Preferred Stock

Our certificate of incorporation authorizes the issuance of up to 10,000,000 shares of preferred stock. None of such Preferred Stock has been designated or issued. Our Board of Directors is authorized to issue shares of Preferred Stock from time to time in one or more series and, subject to the limitations contained in the certificate of incorporation and any limitations prescribed by law, to establish and designate any such series and to fix the number of shares and the relative conversion rights, voting rights and terms of redemption (including sinking fund provisions) and liquidation preferences. If shares of Preferred Stock with voting rights are issued, such issuance could affect the voting rights of the holders of the Common Stock by increasing the number of outstanding shares having voting rights, and by the creation of classes or series of voting rights. If the Board of Directors authorizes the issuance of shares of Preferred Stock with conversion rights, the number of shares of Common Stock outstanding could potentially be increased by up to the authorized amount. Issuances of shares of Preferred Stock could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company and may adversely affect the rights of holders of Common Stock. Also, any Preferred Stock could have preferences over the Common Stock (and other series of Preferred Stock) with respect to dividends and liquidation rights.

Dividends

We have not declared any cash dividends to date. We have no present intention of paying any cash dividends on our common stock in the foreseeable future, as we intend to use earnings, if any, to generate growth. The payment of dividends, if any, in the future, rests within the discretion of our Board of Directors and will depend, among other things, upon our earnings, capital requirements and our financial condition, as well as other relevant factors. There are no restrictions in our Certificate of Incorporation or By-laws that restrict us from declaring dividends.

Registration Rights

In connection with the securities exchange agreement consummated on April 10, 2007, we have granted the holders of Vidatech’s outstanding equity interests registration rights with respect to an aggregate of 9,720,000 shares.

Shares Eligible for Future Sale

Future sales of a substantial number of shares of our common stock in the public market could adversely affect market prices prevailing from time to time. Under the terms of this offering, the shares of common stock offered may be resold without restriction or further registration under the Securities Act of 1933, except that any shares purchased by our “affiliates,” as that term is defined under the Securities Act, may generally only be sold in compliance with Rule 144 under the Securities Act.

Indemnification of Officers and Directors

Section 145 of the Delaware General Corporation Law provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses including attorneys' fees, judgments, fines and amounts paid in settlement in connection with various actions, suits or proceedings, whether civil, criminal, administrative or investigative other than an action by or in the right of the corporation, a derivative action, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses including attorneys' fees incurred in connection with the defense or settlement of such actions, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation's certificate of incorporation, bylaws, agreement, a vote of stockholders or disinterested directors or otherwise.

Our Certificate of Incorporation provides that it will indemnify and hold harmless, to the fullest extent permitted by Section 145 of the Delaware General Corporation Law, as amended from time to time, each person that such section grants us the power to indemnify.

The Delaware General Corporation Law permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for:

• any breach of the director's duty of loyalty to the corporation or its stockholders;

• acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

• payments of unlawful dividends or unlawful stock repurchases or redemptions; or

• any transaction from which the director derived an improper personal benefit.

Our Certificate of Incorporation provides that, to the fullest extent permitted by applicable law, none of our directors will be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of this provision will be prospective only and will not adversely affect any limitation, right or protection of a director of our company existing at the time of such repeal or modification.

LEGAL PROCEEDINGS

We are not a party to any material legal proceedings and there are no material legal proceedings pending with respect to our property.

DISCLOSURE OF COMMISSION POSITION ON INDEMNIFICATION FOR
SECURITIES ACT LIABILITIES

Our directors and officers are indemnified by our bylaws against amounts actually and necessarily incurred by them in connection with the defense of any action, suit or proceeding in which they are a party by reason of being or having been our directors or officers or of our subsidiaries. Our articles of incorporation provide that none of our directors or officers shall be personally liable for damages for breach of any fiduciary duty as a director or officer involving any act or omission of any such director or officer. In so far as indemnification for liabilities arising under the Securities Act may be permitted to such directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

In the event that a claim for indemnification against such liabilities, other than the payment by us of expenses incurred or paid by such director, officer or controlling person in the successful defense of any action, suit or proceeding, is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are currently required to file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”). Our filings with the SEC may be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov. Copies of such material can be obtained from the public reference section of the SEC at prescribed rates.

SECTION 3- SECURITIES AND TRADING MARKETS

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

Pursuant to the Securities Exchange Agreement we issued an aggregate of 33,300,000 shares of common stock to the 25 Vidatech Equity Holders. The shares were issued pursuant to an exemption from the registration requirements of the Securities Act of 1933 as amended, afforded by Regulation S.

SECTION 5- CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01	CHANGES IN CONTROL OF REGISTRANT.

Pursuant to the Securities Exchange Agreement we issued an aggregate of 33,300,000 shares of common stock to the 25 Vidatech Equity Holders. Prior to such issuance we had 2,500,000 shares of common stock outstanding. As of April 10, 2007 we had 35,800,000 shares issued and outstanding.

The shares issued to the Vidatech Equity Holders were issued pursuant to an exemption from the registration requirements of the Securities Act of 1933 as amended, afforded by Regulation S. This share issuance and the resignation of, Mary Passalaqua, our former sole director and shareholder, resigned as our President and as a director on April 10, 2007, have resulted in a change of control over our business operations.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Pursuant to the Securities Exchange Agreement, Mary Passalaqua, our former sole director and shareholder, resigned as our President and as a director on April 10, 2007.

The following is a list of our officers and directors:

Director/officer	Position with the Company

Viktor Rozsnyay	Director, President and CEO

Daniel Kun	Secretary, Treasurer and Chief Financial Officer

For a description of the Share Exchange, and the material agreements entered into in connection therewith, please see “Management” in Item 2.01 of this Current Report, which discussion is incorporated herein by reference.

SECTION 8 - OTHER EVENTS

ITEM 8.01	OTHER EVENTS.

As a result of the transaction as described under “Item 2.01Completion of Acquisition or Disposition of Assets” we have relocated its offices to c/o 1095 Budapest, Soroksari ut 94-96, Hungary, and its new telephone number is +36-1-456-6061.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

The following financial statements are included in this current report:

(i)	Pro Forma Balance Sheet of Power of the Dream Ventures, Inc., as at December 31, 2006

(ii)	The following audited financial statements of Vidatech Technological Research and Development LLC

Independent Auditor's Report dated March 21, 2007

Statement of Operations for the period from April 26, 2006 (inception) to December 31, 2006

Balance Sheet as at December 31, 2006

Statement of Shareholders’ Equity for the period from April 26, 2006 (inception) to December 31, 2006

Statement of Cash Flows for the period from April 26, 2006 (inception) to December 31, 2006

Notes to the financial statements

Exhibits

Exhibit No.	Description of Exhibit

3.1	Certificate of Amendment to the Certificate of Incorporation of Tia V, Inc.

10.1	Securities Exchange Agreement executed and delivered on April 10, 2007 and dated as of March 16, 2007 by and among Tia V, Inc., Mary Passalaqua, Vidatech Kft., and the equity owners of Vidatech.

10. 2	Separation Agreement and Release executed and delivered on April 10, 2007 and dated as of April 6, 2007 by and between Tia V, Inc., and Mary Passalaqua.

10.3	Promissory Note in the Principal Amount of $250,000.

10.4	Exclusive Distributorship Agreement dated June 15, 2006 between Vidatech and TOTH Attila, an Hungarian citizen.

21	Subsidiaries of the small business issuer.

POWER OF THE DREAM VENTURES, INC.

(Formerly Tia V, Inc.)
(A Development Stage Company)

PRO-FORMA CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2006

(Unaudited)

INTRODUCTION

PRO-FORMA CONSOLIDATED BALANCE SHEET

NOTES TO PRO-FORMA CONSOLIDATED BALANCE SHEET

INTRODUCTION

Effective April 10, 2007, Power of the Dream Ventures, Inc. (formerly, Tia V, Inc.), (a development stage company), ("PDV" or the "Company"), a Delaware corporation, entered into and consummated a securities exchange agreement pursuant to which it acquired 100% of the issued and outstanding equity interests of Vidatech, LLC (also know as Vidatech Technological Research and Development LLC (a development stage enterprise) ("VIDATECH"), a private limited liability corporation formed and existing under the laws of the Republic of Hungary, in exchange for 33,300,000 restricted shares of PDV's common stock.

As a result of the completion of this transaction and the other assumptions contained herein, the former shareholders of VIDATECH will own approximately 95% of the outstanding shares of common stock of PDV representing 33,300,000 of the 35,800,000 total issued and outstanding shares of common stock of PDV as of April 10, 2007.

Accordingly, the acquisition will be accounted for as a recapitalization using accounting principles applicable to reverse acquisitions whereby the financial statements subsequent to the date of the transaction will be presented as a continuation of VIDATECH. Under reverse acquisition accounting VIDATECH (the legal subsidiary) will be treated as the accounting parent (acquirer) and PDV (the legal parent) will be treated as the accounting subsidiary (acquiree). The value assigned to the common stock of consolidated PDV on acquisition of VIDATECH will be equal to the book value of the common stock of VIDATECH plus the book value of the net assets of PDV as at the date of the acquisition, less costs of the transaction.

The pro-forma consolidated balance sheet has been prepared to reflect the consolidated balance sheet of PDV as at December 31, 2006 assuming the acquisition of VIDATECH had occurred effective December 31, 2006. As the results of operations of consolidated PDV are considered to be a continuation of the results of VIDATECH, and as the audited financial statements of VIDATECH as at December 31, 2006, and for the period from April 26, 2006 (inception) to December 31, 2006, have been included in the Company's filing on Form 8-K/A, no pro-forma statements of operations have been presented.

The pro-forma consolidated balance is based on the following financial statements:

PDV	unaudited balance sheet as at December 31, 2006.
VIDATECH	audited balance sheet as at December 31, 2006.

This pro-forma consolidated balance sheet should be read in conjunction with PDV's December 31, 2006 unaudited financial statements as filed on Form 10-QSB and VIDATECH's audited financial statements as at December 31, 2006 included in PDV's filing on Form 8-K/A dated April 11, 2008 is this date correct?.

POWER OF THE DREAM VENTURES, INC. AND SUBSIDIARY
UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

DECEMBER 31, 2006

ASSETS
	PDV	VIDATECH	COMBINED
CURRENT ASSETS
Cash and cash equivalents	$1,686	$29,000	$30,686
Accounts receivable	-	40,000	40,000
Inventory	-	4,000	4,000
Total Current Assets	$1,686	$73,000	$74,686

Fixed Assets, net	-	7,000	7,000
Intangibles, net	-	6,000	6,000
Deferred tax assets	-	5,000	5,000
Total Non-current Assets	-	18,000	18,000

Total Assets	$1,686	$91,000	$92,686

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Accounts payable and accrued expenses	$10,039	$12,000	$22,039

Total Liabilities

STOCKHOLDERS' EQUITY
Common stock
Preferred stock, $.0001 par value; 10,000,000 shares authorized, -0- issued	-
Common stock, $.0001 par value; 250,000,000 shares
authorized,	-
35,800,000 shares issued and outstanding	250	3,300	3,580
Additional paid in capital	(150)	106,670	106520
(Deficit) Retained earnings	(8,353)	(4,000)	(12,353)
Total Stockholders' Equity	$(8,353)	$79,000	$70,647

Total Liabilities and Stockholders' Equity	$1,686	$91,000	$92,686

VIDATECH TECHNOLOCIGAL RESEARCH AND DEVELOPMENT LLC
Pro forma Income (loss) Per share as adjusted for the recapitalization for the period from April 16, 2006 (inception) to December 31, 2006
Income (loss)	$(35,000)
Income Loss per share (35,800,000 shares)	$(0.00)

POWER OF THE DREAM VENTURES, INC. AND SUBSIDIARY
NOTES TO THE
UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

DECEMBER 31, 2006

NOTE 1 - ACQUISITION

Effective April 10, 2007, Power of the Dream Ventures, Inc. (formerly, Tia V, Inc.), (a development stage company), ("PDV" or the "Company"), a Delaware corporation, entered into and consummated a securities exchange agreement pursuant to which it acquired acquire 100% of the issued and outstanding equity interests of Vidatech, LLC (also know as Vidatech Technological Research and Development LLC (a development stage enterprise) ("VIDATECH"), a private limited liability corporation formed and existing under the laws of the Republic of Hungary, in exchange for 33,300,000 restricted shares of PDV's common stock.

As a result of the completion of this transaction and the other assumptions contained herein, the former shareholders of VIDATECH will own approximately 95% of the outstanding shares of common stock of PDV representing 33,300,000 of the 35,800,000 total issued and outstanding shares of common stock of PDV as of April 10, 2007.

Accordingly, the acquisition will be accounted for as a recapitalization using accounting principles applicable to reverse acquisitions whereby the financial statements subsequent to the date of the transaction will be presented as a continuation of VIDATECH. Under reverse acquisition accounting VIDATECH (the legal subsidiary) will be treated as the accounting parent (acquirer) and PDV (the legal parent) will be treated as the accounting subsidiary (acquiree). The value assigned to the common stock of consolidated PDV on acquisition of VIDATECH will be equal to the book value of the common stock of VIDATECH plus the book value of the net assets of PDV as at the date of the acquisition, less costs of the transaction.

VIDATECH TECHNOLOCIGAL RESEARCH AND
DEVELOPMENT LLC

(A DEVELOPMENTAL STAGE COMPANY)
FINANCIAL STATEMENTS

FOR THE PERIOD FROM APRIL 26, 2006 (date of inception)
TO DECEMBER 31, 2006
IN ACCORDANCE WITH THE ACCOUNTING PRINCIPLES
GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA

CONTENT

Vidatech Technological Research and Development, LLC.
(A Development Stage Company)

Independent Auditor’s Report and Financial Statements
For the period from April 26, 2006 (date of inception) to December 31, 2006

Independent Auditor’s Report

To the Shareholders and Directors of Vidatech Technological Research and Development, LLC.

We have audited the accompanying balance sheet of Vidatech Technological Research and Development, LLC (a development stage company) (the Company) as of December 31, 2006, and the related statements of operations, stockholders' equity and cash flows for the period from April 26, 2006 (date of inception) to December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vidatech Technological Research and Development, Llc. as of December 31, 2006, and the results of its operations and its cash flows for the period from April 26, 2006 (date of inception) to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

Budapest, 21 March 2007

BDO Kontroll Ltd.
MKVK number: 000049

Ferenc Baumgartner	András Nagy
General Manager	Registered Auditor
MKVK number: 005718

VIDATECH TECHNOLOGICAL RESEARCH AND DEVELOPMENT LLC
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM APRIL 26, 2006 (date of inception) TO DECEMBER 31, 2006

Amounts in thousand USD

	Notes	2006

Net Sales	5	$6
Cost of Sales		(4)

Gross margin		2

Materials and services		3
General administration	6	31
Depreciation and amortization		3
Other expenses, net		7

Operating expenses		43

Loss from operations		(41)

Other financial income, net		1

Income before taxes		(40)
Income taxes - benefit	7	5
Net loss		$(35)

The accompanying notes form an integral part of these financial statements.

VIDATECH TECHNOLOGICAL RESEARCH AND DEVELOPMENT LLC
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
AS OF DECEMBER 31, 2006

Amounts in thousand USD
	Notes	2006
ASSETS

Cash	8	$29
Inventories	9	4
Receivables - net of allowances		0
Other receivables	10	40
Total current assets		73

Fixed assets, net	11	7
Intangibles, net	12	6
Deferred tax assets		5
Total non-current assets		18

Total assets		$91

LIABILITIES

Accounts payable and accrued liabilities	13	$12
Total current liabilities		12

Long term debt		0
Deferred tax liabilities		0
Total non-current liabilities		0

Share capital (common stock) Par value $467, 30 stocks issued	14	14
Additional Paid In Capital		96
Cumulative Translation Adjustment		4
Accumulated deficit during development stage		(35)
Total shareholders’ equity		79

Total liabilities and shareholder’s equity		$91

The accompanying notes form an integral part of these financial statements.

VIDATECH TECHNOLOGICAL RESEARCH AND DEVELOPMENT LLC
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF SHAREHOLDERS’ EQUITY
FOR THE PERIOD FROM APRIL 26, 2006 (date of inception) TO DECEMBER 31, 2006

Amounts in thousand USD

	Notes	Share capital	Additional Paid In Capital	Currency Translation Adjustment	Accumulated Deficit	Total

Balance at April 26, 2006		0	0	0	0	0

Issuance of common stock		14				14
Additional Paid In Capital			96			96
Net loss					(35)	(35)
Foreign currency translation				4		4

Balance at December 31, 2006		14	96	4	(35)	79

The accompanying notes form an integral part of these financial statements.

VIDATECH TECHNOLOGICAL RESEARCH AND DEVELOPMENT LLC
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM APRIL 26, 2006 (date of inception) TO DECEMBER 31, 2006

Amounts in thousand USD	2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(35)

Adjustments for items not affecting cash:
Depreciation and amortization	3
Provision for bad debts	0
3
Changes in assets and liabilities:
(Increase)/Decrease in accounts receivables	0
(Increase) in inventories	(4)
(Increase) in other current assets	(40)
(Decrease)/Increase in A/P and in accruals	12
(Decrease)/Increase in other liabilities	0
(32)

Net cash used in operating activities	(64)

CASH FLOW FROM INVESTING ACTIVITIES
Purchase/ sale of fixed assets	(10)
Purchase of intangibles	(6)
(Increase)/ Decrease in other non-current assets	(5)

Net cash flow used in investing activities	(21)

CASH FLOW FROM FINANCING ACTIVITIES
Dividend paid	0
Proceeds from issuance/ (repayment) of debt	0
Proceeds from owners	96
Proceeds from issuance of equity	14

Net cash flow from financing activities	111

Effect of exchange rate changes	4

Increase in cash	29

Cash at beginning period	0

Cash at closing period	$29
Cash paid for: Interest	0
Income taxes paid, net of refunds	0

The accompanying notes form an integral part of these financial statements.

VIDATECH TECHNOLOGICAL RESEARCH AND DEVELOPMENT LLC
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM APRIL 26, 2006 TO DECEMBER 31, 2006

NOTE 1 -	GENERAL INFORMATION

Vidatech Technological Research and Development LLC (the “Company”) provides research and development activities, trades with technical equipments, technological systems, modules and components. The Company sells products primarily to other commercial companies. At December 31, 2006, the Company was primarily focused on the raising of capital and had not commenced planned principal operations. As a result, the accompanying financial statements have been presented on a development stage basis.

The main goal of the Company is to support research and development activities and to sell the products of inventions to the technological market. In 2006, the Company manufactured telescopes, and as part of net sales it was sold to customers.

The ownership structure is as follows:

Owner	Ownership percentage (%)
Dániel, KUN (junior)	20,00
Viktor, ROZSNYAI	16,67
Dániel, KUN	16,67
Jozsef, CZIEGEL	16,67
Barnabás, FEJES	3,33
Brigitta BESENYEI, KUNNÉ	3,33
Magdolna SULYA, NAGYNÉ	3,33
Éva, ROZSNYAI	3,33
Balázs, KOVÁCS	3,33
Gábor, BARTKO	3,33
Zsolt, BALASCHEK	3,33
Imre, KALMÁR NAGY	3,33
Gábor, Földes	3,33

Total	100%

NOTE 2 -	LOSSES DURING DEVELOPMENT STAGE AND MANAGEMENT’S PLANS

Since inception, the Company has incurred losses totaling 35 thousand USD, had a working capital surplus of 61 thousand USD at December 31, 2006. Management of the Company believes that founding from the additional paid in capital will allow it to continue operations.

VIDATECH TECHNOLOGICAL RESEARCH AND DEVELOPMENT LLC
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM APRIL 26, 2006 TO DECEMBER 31, 2006

NOTE 3 -	BASIS OF PRESENTATION

The Company’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States (GAAP), consistently applied. The financial statements were prepared based on the requirements of SFAS No. 7 - Accounting and Reporting by Development Stage Enterprises.

The Company maintains its books and records in the currency of and in compliance with statutory regulations applicable in Hungary. Certain adjustments to the statutory financial statements were recorded in order to present the financial statements in conformity with the GAAP.

Assets and liabilities are translated to US Dollars at the end of period exchange rates of the account holder bank of the company (Budapest Bank Rt.). The effects of this translation for the Company are reported in other comprehensive income. Remeasurement of assets and liabilities are included in income as transaction gains and losses. Income statement elements of the Company are translated at average period exchange rates. The elements of the shareholders’ equity are translated at historical rates applicable on the day of transaction.

The accompanying statements represent the Company’s financial position, statements of income, the results of its activities and cash flows and changes in shareholders’ equity (together: “the financial statements”).

NOTE 4 -	SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies adopted in preparation of the financial statements are set out below.

a) Use of Estimates:

The preparation of the financial statements in conformity with GAAP requires management to make estimates, judgments and assumptions that affect amounts reported herein. Management believes that such estimates, judgments and assumptions are reasonable and appropriate. However, due to the inherent uncertainty involved, actual results may differ from those based upon management’s judgments, estimates and assumptions.

b) Revenue Recognition:

Sales are recognized when there is evidence of a sales agreement, the delivery of the goods or services has occurred, the sales price is fixed or determinable and collectibility is reasonably assured, generally upon shipment of product to customers and transfer of title under standard commercial terms. Sales are recognized based on the net amount billed to a customer.

Generally there are no formal customer acceptance requirements or further obligations. Orders are placed through electronic way to the company, the Company recognizes the sales of goods when the goods have been shipped or when the goods have been received by the customer, title and risk of ownership have passed, Customers do not have a general right of return on products shipped therefore no provisions are made for return.

VIDATECH TECHNOLOGICAL RESEARCH AND DEVELOPMENT LLC
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM APRIL 26, 2006 TO DECEMBER 31, 2006

The customers of the Company may order the products electronically through an electronical website which is delivered to them upon payment. In the developmental stage the Company sold two telescopes to two American customers.

c) Cash and cash equivalents
The Company considers all highly liquid investments purchased with a maturity of three months or less, including short term deposits and government bonds, to be cash equivalent.

d) Accounts Receivable and Allowance for Doubtful Accounts:

Accounts receivable are stated at historical value, which approximates fair value. The Company does not require collateral for accounts receivable. Accounts receivable are reduced by an allowance for amounts that may be uncollectible in the future. This estimated allowance is determined by considering factors such as length of time accounts are past due, historical experience of write offs, and customers’ financial condition.

e) Inventories:

Inventories are stated at the lower of cost, determined based on weighted average cost or market. Inventories are reduced by an allowance for excess and obsolete inventories based on management’s review of on-hand inventories compared to historical and estimated future sales and usage.

f) Long lived assets:

Long lived assets, such as tangibles and intangible assets are stated at cost or fair value for impaired assets. Depreciation and amortization is computed principally by the straight-line method. Asset amortization charges are recorded for long lived assets and intangible assets subject to amortization when events and circumstances indicate that such assets may be impaired and the undiscounted net cash flows estimated to be generated by those assets are less than their carrying amounts. In the related years, no asset impairment charges were accounted for.

Depreciation is recorded commencing the date the assets are placed in service and is calculated using the straight line basis over their estimated useful lives.

The estimated useful lives of the various classes of tangible and intangible assets are as follows:

Other equipment	3-7 years
Intangibles	5 years

Tangible assets with a value less than USD 500 are expensed when incurred. Maintenance and repairs are charged to expense as incurred.

VIDATECH TECHNOLOGICAL RESEARCH AND DEVELOPMENT LLC
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM APRIL 26, 2006 TO DECEMBER 31, 2006

g) Pensions and Other Post-retirement Employee benefits:

In Hungary, pensions are guaranteed and paid by the government or by pension funds, therefore no pensions and other post-retirement employee benefit costs or liabilities are to be calculated and accounted by the Company.

h) Product warranty

The Company accrues for warranty obligations for products sold based on management estimates, with support from sales, quality and legal functions, of the amount that eventually will be required to settle such obligations. Up to December 31, 2006 the Company had no warranty obligation in connection with the products sold.

i) Other costs:

Advertising and sales promotion expenses, repair and maintenance costs, other operating costs are expensed as incurred.

j) Income taxes:

The Company accounts for income taxes in accordance with SFAS No. 109, “Accounting for Income Taxes”. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

k) Dividends:

Dividends paid are recorded directly in profit reserves. Dividend is recognized on the date when it is declared by the shareholders.

l) Recent Accounting Pronouncements:

In July 2006, the FASB issued Interpretation (FIN) No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109, which clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements in accordance with SFAS No. 109. FIN No. 48 prescribes a recognition threshold and measurement attribute for financial statement disclosure of tax positions taken or expected to be taken on a tax return. FIN No. 48 is effective for the Company beginning in January 1, 2007. The Company does not believe that the adoption of FIN No. 48 will have a material impact on its financial position, results of operation or cash flows.

VIDATECH TECHNOLOGICAL RESEARCH AND DEVELOPMENT LLC
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM APRIL 26, 2006 TO DECEMBER 31, 2006

In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections. This statement applies to all voluntary changes in accounting principle and to changes required by an accounting pronouncement if the pronouncement does not include specific transition provisions, and it changes the requirements for accounting for and reporting them. Unless it is impractical, the statement requires retrospective application of the changes to prior periods' financial statements. This statement is effective for accounting changes and correction of errors made in fiscal years beginning after December 15, 2005.

In September 2006, the FASB issued SFAS 157, Fair Value Measurement. The new standard applies whenever other standards require or permit assets or liabilities to be measured at fair value. This Statement defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company does not believe that the adoption of SFAS 157 will have a material impact on its financial position, results of operation or cash flows.

NOTE 5 -	NET SALES REVENUES

The company’s main activity is sale of technical equipments and research and development. In 2006, revenues were primarily export sales to the US by selling of technical products, telescopes. The Company recognized revenue when products are shipped and the customer takes ownership, collection of the relevant receivable is probable, and the sales price is fixed and determinable. Price was paid upon receipt. The Company’s customers have no rights to return product, other than for defective materials.

NOTE 6 -	GENERAL ADMINISTRATION EXPENSES

General administration expenses contained the following items in 2006:

2006

Rental fees for cars	16
Advertising and promotion	4
Phone and internet expenses	4
Financial services	4
Other expenses	3

Total general administration	31

Rental fee of cars are occasional rentals for company business purposes without any long term commitment. The Company did not have any employees in 2006.

VIDATECH TECHNOLOGICAL RESEARCH AND DEVELOPMENT LLC
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM APRIL 26, 2006 TO DECEMBER 31, 2006

NOTE 7 -	INCOME TAXES

The Company is obliged to pay the corporate tax based on the Hungarian corporate income tax rate, which is 16% primary tax on income.

In 2006, the Company has capitalized the losses of 2006 to be carried forward in the amount of 5 thousand USD. The deferred tax asset may be recognized for all deductible temporary differences to the extent that it is probable that taxable profit will be available against which the deductible temporary difference can be utilized. The management believes that the losses may be offset with future profits.

The Company had no current tax liability obligation in 2006. The Company is not entitled for any other tax allowances.

Deferred tax assets as of December 31, 2006 are presented below:

Deferred tax assets:

Tax on Capitalized loss	$5

Total deferred tax assets	$5

NOTE 8 -	CASH AND BANK

2006

Bank deposits	29
Petty cash	0
Total	29

VIDATECH TECHNOLOGICAL RESEARCH AND DEVELOPMENT LLC
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM APRIL 26, 2006 TO DECEMBER 31, 2006

NOTE 9 -	INVENTORY

Inventories are comprised of products for sale during the ordinary course of activity. At December 31, 2006 inventories contained semi-finished goods of 4 thousand USD.

Inventories are to be reduced by an allowance for excess and obsolete inventories based on management’s review of on-hand inventories compared to historical and estimated future sales and usage. In the respected year the company did not account for impairment losses concerning inventories. The Company’s management does not expect that the impairment has a material adverse effect on the financial position.

NOTE 10 -	OTHER RECEIVABLES

2006

VAT reclaimable	6
Short term loan given to related parties	34

Total	40

During 2006, the Company has provided short term loan to its management for general administration expenses. The loan did not bear interest obligation. The short term loan was repaid in January, 2007 to the Company.

NOTE 11 -	FIXED ASSETS

Net property and equipment consisted of the followings in 2006:

2006

Machinery and equipments	4
Office equipments	6
Construction in progress	0
Total	10
Less: Accumulated depreciation	3

Net tangibles	7

Premises, operating equipment and accessories are free from any encumbrances and mortgage.

VIDATECH TECHNOLOGICAL RESEARCH AND DEVELOPMENT LLC
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM APRIL 26, 2006 TO DECEMBER 31, 2006

NOTE 12 -	INTANGIBLES

Intangibles consisted of the followings in 2006:

2006

Rights	2
Intellectual properties	5
Total	7

Less: Accumulated amortization	1

Net intangibles	6

Rights include the registration of the company domain, intellectual properties are softwares.

NOTE 13 -	ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

2006

Domestic suppliers	3
Foreign suppliers	4
Accrued expenses	5
Total	12

NOTE 14 -	SHAREHOLDERS’ EQUITY

The Company is limited liability company, where no share is issued but quotas are registered. Therefore the Earnings per Share indicator can not be calculated. At establishment, the Company has issued 30 voting stocks with 467 USD par value.

In May, 2006, the Company entered into a short term loan agreement with one of the owners, Viktor, ROZSNYAy for 20.000.000 HUF, equivalent to 96 thousand USD with a maturity of April 30, 2007. On December 28, 2006 the owners of the Company decided to transfer the amount into equity and to recognize it as additional paid in capital in the amount of 96 thousand USD, which has increased the equity of the Company in the current year.

VIDATECH TECHNOLOGICAL RESEARCH AND DEVELOPMENT LLC
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM APRIL 26, 2006 TO DECEMBER 31, 2006

NOTE 15 -	CAPITAL COMMITMENTS

The Companies did not enter into significant capital commitments during the periods and in 2007.

NOTE 16 -	CONTINGENCIES

A company in the normal course of a business is party to a number of lawsuits and regulatory and other proceedings. The Company has no lawsuits in progress.

NOTE 17 -	RELATED PARTY TRANSACTIONS

The identity of, and balances and transactions with, related parties have been properly recorded on market prices and when appropriate, adequately disclosed in the financial statements. The sales transaction among the companies occurs on book value.

NOTE 18 -	SUBSEQUENT EVENTS

In 2007, the management of the Company decided to raise funds by entering the stock exchange in the US. The Company plans to merge with another company, Tia V, Incorporated to raise venture capital for the research and development activity. The deal is being finalized.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 13, 2007	By:	/s/ Viktor Rozsnyay
Viktor Rozsnyay , President

Power of the Dream Ventures, Inc.
(Formerly, Tia V, Inc.)

Exhibit Index to the Form 8K Dated April 13, 2007

Exhibit No.	Description of Exhibit

3.1	Certificate of Amendment to the Certificate of Incorporation of Tia V, Inc.

10.1	Securities Exchange Agreement executed and delivered on April 10, 2007 and dated as of March 16, 2007 by and among Tia V, Inc., Mary Passalaqua, Vidatech Kft., and the equity owners of Vidatech.

10. 2	Separation Agreement and Release executed and delivered on April 10, 2007 and dated as of April 6, 2007 by and between Tia V, Inc., and Mary Passalaqua.

10.3	Promissory Note in the Principal Amount of $250,000.

10.4	Exclusive Distributorship Agreement dated June 15, 2006 between Vidatech and TOTH Attila, an Hungarian citizen.

21	Subsidiaries of the small business issuer.

1